UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2016

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events

On December 19, 2016, Berry Plastics Group, Inc. (the "Company") announced that its Board of Directors unanimously elected Jean-Marc Galvez as President, Consumer Packaging Division of the Company, effective as of January 1, 2017.

Galvez, age 50, joined AVINTIV Inc. (which the Company acquired in 2015) in July 2011 as Vice President – Sales, Marketing, and Product Development for Europe.  Prior to joining AVINTIV, he was the Global Commercial General Manager at Merquinsa from 2002-2011.  He has also held various global general manager and commercial roles of increasing responsibility at Monsanto in Belgium, and Dow Chemical in Switzerland.

The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

Dated: December 21, 2016	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Chief Legal Officer